Exhibit 10.2

BILL OF SALE, ASSIGNMENT AND INDEMNIFICATION AGREEMENT

STATE OF TEXAS	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF DALLAS	§
This BILL OF SALE, ASSIGNMENT AND INDEMNIFICATION AGREEMENT (the “Agreement”) is entered into to be effective the 12th day of May, 2009, by and between REGENT ENTERTAINMENT MEDIA INC., a Delaware Corporation (“Assignor”), whose address is 10990 Wilshire Blvd, Penthouse Floor, Los Angeles, California 90024, and STEPHEN P. JARCHOW, an individual, and PAUL COLICHMAN, an individual (hereinafter collectively referred to as the “Assignee”), whose respective addresses are 8411 Preston Road, Suite 740, Dallas, Texas 75225 and 10990 Wilshire Blvd, Penthouse Floor, Los Angeles, CA 90024.
For the sum of Four Hundred Eighty Thousand Dollars ($480,000.00) from STEPHEN P. JARCHOW and the sum of Three Hundred Twenty Thousand Dollars ($320,000.00) from PAUL COLICHMAN, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Assignor hereby sells, transfers, assigns and conveys to Assignee all right, title and interest of Assignor in and to those certain accounts receivable derived from the “insertion orders” related thereto which are itemized and described in Exhibit “A” attached hereto and made a part hereof (the “Assigned Accounts”).
TO HAVE AND TO HOLD the Assigned Accounts unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors and assigns, to WARRANT and FOREVER DEFEND, all and singular, title to the Assigned Accounts unto the Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any party thereof. Said assignment is made with full right of recourse by Assignee back against Assignor.
2. Assignor covenants, warrants and represents that: (a) Exhibit “A” sets forth as of the date hereof all of the Assigned Accounts which are being assigned to Assignee; (b) that Assignor is the owner of all of the Assigned Accounts; (c) the amounts stated in Exhibit “A” are the amounts due and owing on each of the said Assigned Accounts as of the date of this Agreement; and (d) that no Assigned Account has been prepaid to Assignor or any other party or fund and that the amounts stated in Exhibit “A” are the outstanding amounts still left due and owing to Assignor and which is being assigned to Assignee.
3. Assignor warrants and represents that all of the duties and obligations under the Assigned Accounts have been fulfilled by Assignor and that the only obligation remaining is the payment by the various third parties of the balance due and owing under the Assigned Accounts. Assignor agrees to indemnify, save and hold harmless Assignee from any cost, liability, damage or expense (including attorney’s fees) arising out of or relating to Assignor’s failure to perform any of the obligations arising under the terms of the Assigned Accounts.

BILL OF SALE, ASSIGNMENT AND INDEMNIFICATION AGREEMENT	Page 1

4. Assignor hereby agrees to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts and assurances as Assignee may reasonably require to perfect Assignee’s interest in the Assigned Accounts hereby assigned.
5. Assignor understands and agrees the Assigned Accounts are paid through a lockbox account and US Bank which is controlled by Assignee under account number 153460756502 entitled, “Liberation Productions International Operating Account.” Said Assigned Accounts will continue to be paid in the same manner and Assignee shall be repaid promptly from said account at Assignee’s direction and ratably between the Assignees at the rate of sixty percent (60%) to STEPHEN P. JARCHOW and forty percent (40%) to PAUL COLICHMAN.
6. This Bill of Sale, Assignment and Indemnification Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties have executed this Bill of Sale, Assignment and Indemnification Agreement as of the date first above written.

ASSIGNOR:

REGENT ENTERTAINMENT MEDIA INC., a Delaware corporation

By:	/s/ Paul Colichman Paul Colichman, President
ASSIGNEE:

/s/ Paul Colichman Paul Colichman	/s/ Stephen P. Jarchow Stephen P. Jarchow

BILL OF SALE, ASSIGNMENT AND INDEMNIFICATION AGREEMENT	Page 2

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of Los Angeles

On	May 11, 2009	before me,	Helene Nielsen Beal

	Date		Here Insert Name and Title of officer

personally appeared	PAUL COLICHMAN

Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

	Signature	Helene Nielsen Beal

Place Notary Seal Above		Signature of Notary Public
                                                                 OPTIONAL
Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.
Description of Attached Document

Title or Type of Document:	BILL OF SALE, ASSIGNMENT AND INDEMNIFICATION AGREEMENT BETWEEN REGENT ENTERTAINMENT MEDIA, PAUL COLICHMAN AND STEPHEN P. JARCHOW

Document Date: May 12, 2009	Number of Pages: 2
Signer(s) Other Than Named Above: Stephen P. Jarchow
Capacity(ies) Claimed by Signer(s)

Signer’s Name: PAUL COLICHMAN		Signer’s Name:
☑ Individual		☐ Individual
☐ Corporate Officer — Title(s):		☐ Corporate Officer — Title(s):
☐ Partner — ☐ Limited ☐ General	RIGHT THUMBPRINT OF SIGNER	☐ Partner — ☐ Limited ☐ General	RIGHT THUMBPRINT OF SIGNER
☐ Attorney in Fact	Top of thumb here	☐ Attorney in Fact	Top of thumb here
☐ Trustee		☐ Trustee
☐ Guardian or Conservator		☐ Guardian or Conservator
☐ Other:		☐ Other:

Signer Is Representing:		Signer Is Representing:

© 2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Recorder: Call Toll Free 1-800-876-6827

THE STATE OF CALIFORNIA	§
§
COUNTY OF LOS ANGELES	§
This instrument was acknowledged before me on the                      day of May, 2009, by PAUL COLICHMAN, President of REGENT ENTERTAINMENT MEDIA INC., a Delaware corporation, on behalf of said corporation.

Notary Public in and for the State of California
Printed Name of Notary:
My Commission Expires:

THE STATE OF CALIFORNIA	§
§
COUNTY OF LOS ANGELES	§
This instrument was acknowledged before me on the                      day of May, 2009, by PAUL COLICHMAN.

Notary Public in and for the State of California
Printed Name of Notary:
My Commission Expires:

THE STATE OF COUNTY OF TEXAS	§
§
COUNTY OF DALLAS	§
This instrument was acknowledged before me on the 11 day of May, 2009, by STEPHEN P. JARCHOW.

Mary M. Garcia

Notary Public in and for the State of TEXAS
Printed Name of Notary: MARY M. GARCIA
My Commission Expires: April 1, 2012